October 26, 2022 Q3 Earnings Conference Call

This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, the economy generally and the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and others, on our business, financial condition and results of operations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, consumer or business responses to, and ability to treat or prevent further outbreak of, the COVID-19 pandemic, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at bokf.com. All data is presented as of September 30, 2022 unless otherwise noted. Legal Disclaimers 2

Stacy Kymes Chief Executive Officer 3

Q3 summary *Non-GAAP measure Attributable to shareholders Per share (diluted) Quarterly earnings trend NET INCOME Noteworthy items impacting profitability • Margin expansion as loans reprice in response to increases in short-term rates; loan growth continued to accelerate, both in outstanding balances & unfunded commitments • Strong performance from our fee-based businesses; driven primarily by Institutional Trading & Wealth municipal underwriting/financial advisory fees • $15M provision for credit loss in response to loan growth & less certainty in the economic outlook 4 ($Million, exc. EPS) Q3 2022 Q2 2022 Q3 2021 Net income $156.5 $132.8 $188.3 Diluted EPS $2.32 $1.96 $2.74 Net income before taxes $196.3 $169.0 $241.8 Provision for credit losses $15.0 $— $(23.0) Pre-provision net revenue* $211.2 $169.0 $219.4

Additional details 5 ◦ Core loan balances grew $522 million; unfunded commitments grew $1.1 billion ◦ Average deposits declined $1.5 billion in Q3, a continuation of the prior quarter trend; Q3 average balances are down $785 million vs. Q3 2021 ◦ Assets under management or administration and fiduciary assets both decreased slightly this quarter; with unfavorable market moves the primary driver ($Billion) Q3 2022 Quarterly Sequential Quarterly YOY Period-End Loans* $21.8 2.5% 9.9% Average Loans* $21.6 2.9% 7.6% Period-End Deposits $36.4 (5.7)% (5.5)% Average Deposits $37.0 (4.0)% (2.1)% Fiduciary Assets $54.7 (2.2)% (9.6)% Assets Under Management or Administration $95.4 (0.6)% (3.5)% *Excludes outstanding balances for Paycheck Protection Program loans.

Marc Maun EVP, Regional Banking Executive 6

Loan portfolio • Energy balances were flat while unfunded commitments grew • Seasonal decline in Services as well as continued payoffs in Public/Municipal Finance • Strong linked quarter growth in Healthcare, outstandings and unfunded commitments • Total C&I balances flat - while unfunded commitments grew 6% linked quarter • Commercial Real Estate balances increased $368 million or 9% linked quarter, with unfunded commitments up 18% • Loans to Individuals grew 3.5% linked quarter due to Private Banking & on-balance sheet mortgage originations 7 ($Million) Sep. 30, 2022 June 30, 2022 Sep. 30, 2021 Seq. Loan Growth YOY Loan Growth Energy $3,371.6 $3,393.1 $2,814.1 (0.6)% 19.8% Services 3,280.9 3,421.5 3,323.4 (4.1)% (1.3)% Healthcare 3,826.6 3,697.0 3,347.6 3.5% 14.3% General Business 3,128.6 3,067.2 2,690.0 2.0% 16.3% Total C&I $13,607.7 $13,578.7 $12,175.1 0.2% 11.8% Commercial Real Estate 4,473.9 4,106.1 4,116.9 9.0% 8.7% Loans to Individuals 3,688.6 3,563.2 3,519.9 3.5% 4.8% Core Loans $21,770.2 $21,248.0 $19,811.9 2.5% 9.9% Paycheck Protection Program 20.2 43.1 536.1 (53.1)% (96.2)% Total Loans $21,790.5 $21,291.1 $20,347.9 2.3% 7.1%

Key credit quality metrics Energy Healthcare Commercial real estate Residential & other Quality metrics summary • Total non-accrual loans increased $16.7 million; primarily due to healthcare & service loans, partially offset by a decrease in energy loans • Potential problem loans (substandard, accruing) totaled $95 million at 9/30, down from $131 million at 6/30 • Net charge-offs were $457 thousand for the third quarter • Last four quarter average net charge-offs at 2 basis points ◦ NCOs continue to be at or below historic range of 30 to 40 basis points • $15 million credit provision in Q3; with a combined allowance for credit losses of $298 million or 1.37% Net charge-offs to average loans Non-Accruals ($Million) ANNUALIZED 8

Scott Grauer EVP, Wealth Management Executive 9

Fees & commissions Brokerage & trading • Linked quarter increase due to improved margins on Trading activities and a record quarter for municipal underwriting/financial advisory fees Fiduciary and asset management • Increase in money-market fund revenue driven by increase in short-term interest rates eliminating waived fees Transaction card • Linked quarter revenues relatively flat Service charges • Increased Retail activity; Consumer deposit & debit card fees represent 50% of total Deposit service charges & fees Mortgage banking • Decreased origination volume and gain-on-sale margins were largely offset with increased servicing fees from acquisitions 10 ($Million) Q3 2022 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading fees $26.5 $14.5 120.7% 10.0% Derivative fees 13.2 — 0.4% 90.2% Brokerage & insurance fees 7.1 — 0.2% (10.8)% Syndication fees 6.0 (0.4) (6.0)% 96.7% Other investment banking fees 8.3 2.8 51.4% 39.5% Brokerage & trading $61.0 $17.0 38.5% 27.3% Transaction card 26.0 (1.0) (3.6)% 5.4% Fiduciary & asset management 50.2 0.4 0.7% 10.9% Deposit service charges & fees 28.7 0.2 0.7% 4.6% Mortgage banking 11.3 (0.1) (0.8)% (57.1)% Other revenue 15.5 2.8 22.0% (18.1)% Total fees & commissions $192.6 $19.3 11.1% 1.2%

Steven Nell EVP, Chief Financial Officer 11

Yields, rate & margin Net interest revenue • Net interest revenue up $42.3 million linked quarter; increase in short-term rates drive loan repricing - interest income +$69 million with interest expense +$26.6 million Net interest margin • Net interest margin increase due to increases in short-term rates; earning assets yields +75 bps, cost of funds +45 bps • Interest bearing deposit costs up 39 bps relative to the prior quarter 12 ($Million) Q3 2022 Q2 2022 Q3 2021 Quarterly sequential Quarterly YOY Net interest revenue $316.3 $274.0 $280.2 15.4% 12.9% Net interest margin 3.24% 2.76% 2.66% 48 bps 58 bps Yield on available for sale securities 2.21% 1.84% 1.80% 37 bps 41 bps Yield on loans 4.89% 3.92% 3.68% 97 bps 121 bps Cost of int.-bearing deposits 0.63% 0.24% 0.13% 39 bps 50 bps Cost of wholesale borrowings 1.95% 0.96% 0.53% 99 bps 142 bps

Asset sensitivity Noteworthy balance sheet items • Approximately 79% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • No impact from floors with continued rate increases as only a nominal amount of floored balances remain • Deposit betas have lagged our estimates, but over time should move closer to 40% 13 Scenario* ∆ NIR % ∆ NIR $ Up 200 Ramp, months 1-12 1.65% $24.2 million Up 200 Ramp, months 13-24 4.15% $67.3 million *Estimates for parallel shifts in the rate curve. Asset sensitivity for months 1-12 would be reduced to an approximately neutral position in a flattening scenario where short-end rates increase 200bp while long-end rates increase 100bp.

Liquidity & capital • Period-end deposit balances were down $2.2 billion this quarter, and down $2.1 billion compared to September 30, 2021 • $9.8 billion of secured wholesale borrowing capacity • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Repurchased 548,034 shares at an average price of $91.20 per share in the open market 14 Q3 2022 Q2 2022 Q3 2021 Loan to Deposit Ratio 59.8% 55.1% 52.8% Period-End Deposits $36.4 billion $38.6 billion $38.5 billion Available secured wholesale borrowing capacity $9.8 billion $10.1 billion $13.7 billion Common Equity Tier 1 11.8% 11.6% 12.3% Total Capital Ratio 12.8% 12.6% 13.4% Tangible Common Equity Ratio 8.0% 8.2% 9.3%

Expenses Expenses summary • Total operating expenses increased only 1.2% year- over- year • Quarterly personnel expenses increased 10%, but down 3.1% year- over-year; both are driven by market valuation adjustments on non-cash compensation • Non-personnel expense increased $5.7 million linked quarter; project related professional fees, timing of annual common area maintenance lease operating expenses, as well as elevated fraud losses • Increased revenues from margin expansion, loan growth, fee income, combined with relatively flat expense drive the efficiency ratio below 60% 15 ($Million) Q3 2022 Q2 2022 Q3 2021 % Incr. Seq. % Incr. YOY Personnel expense $170.3 $154.9 $175.9 10.0% (3.1)% Other operating expense $124.4 $118.7 $115.4 4.8% 7.8% Total operating expense $294.8 $273.7 $291.3 7.7% 1.2% Efficiency Ratio 57.3% 60.6% 61.2% --- ---

Forecast & assumptions 16 ◦ We currently expect mid to upper single digit annualized loan growth. Our geographic footprint remains very strong and may outperform in this cycle given the high level of business migration from other markets and the role energy plays in our footprint. ◦ We have a strong base of core deposits and expect demand deposits to remain relatively stable while our loan to deposit ratio migrates up over time. ◦ We follow the forward curve when modeling our rate outlook. Currently we are assuming a 75 bps increase in November and December and a 25 bps increase in February of 2023 before the Federal Reserve pauses. We believe the margin could migrate to 3.50% or modestly higher in the first half of 2023 before stabilizing and declining modestly due to the lag effect of deposit betas. The September NIM was 3.35%. ◦ Operating revenue is very diverse and some components are market-dependent and even countercyclical, but we expect total operating revenue should be in a range between the 2Q22 and 3Q22 reported amounts. ◦ We expect expenses to rise over the next 5 quarters, but not at the level of revenue growth. This will allow the efficiency ratio to stay below 60% with changes driven up or down by the revenue mix in each period. ◦ Our allowance level is above the median of our peers and we expect to maintain a strong credit reserve with a less certain economy. Current asset quality is very strong and does not foreshadow material deterioration, but this could change as the economic outlook becomes more clear. ◦ We expect to continue our quarterly share repurchases.

Stacy Kymes Chief Executive Officer 17

Question and Answer Session 18